EXHIBIT (99.2) CFO CERTIFICATION OF PERIODIC REPORT

                        CERTIFICATION OF PERIODIC REPORT

I, Elizabeth S. Acton of Comerica Incorporated (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Amended Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 2, 2002


                                         /s/ Elizabeth S. Acton
                                         ---------------------------------------
                                         Elizabeth S. Acton
                                         Chief Financial Officer